POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           April 27, 2000
                                           Date



                                           /s/Thomas J. Wilson, II
                                           -----------------------
                                           Thomas J. Wilson, II
                                           President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY



         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 27, 2000
                                      Date



                                      /s/Kevin R. Slawin
                                      ----------------------
                                      Kevin R. Slawin
                                      Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 27, 2000
                                    Date



                                    /s/  Casey J. Sylla
                                    --------------------
                                    Casey J. Sylla
                                    Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          April 27, 2000
                                          Date



                                          /s/  Samuel H. Pilch
                                          ----------------------
                                          Samuel H. Pilch
                                          Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY



         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                April 27, 2000
                                Date



                                /s/  Marla G. Friedman
                                -----------------------
                                Marla G. Friedman
                                Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 27, 2000
                                     Date



                                     /s/  John R. Hunter
                                     ---------------------
                                     John R. Hunter
                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 27, 2000
                                     Date



                                     /s/  Marcia D. Alazraki
                                     ------------------------
                                     Marcia D. Alazraki
                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 27, 2000
                                 Date



                                 /s/  Brent H. Hamann
                                 ----------------------
                                 Brent H. Hamann
                                 Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  April 27, 2000
                                  Date



                                  /s/  Cleveland Johnson, Jr.
                                  ---------------------------
                                  Cleveland Johnson, Jr.
                                  Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 27, 2000
                                    Date



                                    /s/  Kenneth R. O'Brien
                                    ------------------------
                                    Kenneth R. O'Brien
                                    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       April 27, 2000
                                       Date



                                       /s/  John R. Raben, Jr.
                                       -----------------------
                                       John R. Raben, Jr.
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Sally A. Slacke, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 27, 2000
                                      Date



                                      /s/  Sally A. Slacke
                                      --------------------
                                      Sally A. Slacke
                                      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 27, 2000
                                      Date



                                      /s/  Timothy N. Vander Pas
                                      --------------------------
                                      Timothy N. Vander Pas
                                      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                       INTRAMERICA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                          INTRAMERICA VARIABLE ANNUITY


         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Intramerica Life Insurance Company (Depositor), Intramerica Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 27, 2000
                                      Date



                                      /s/  G. Craig Whitehead
                                      ------------------------
                                      G. Craig Whitehead
                                      Director